UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 30, 2007
Date of Report (Date of earliest event reported)

CANYON COPPER CORP.
(Exact name of registrant as specified in its charter)

N/A
(Former name or former address if changed since last report)

NEVADA	000-33189	88-0454792
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

Suite 408 - 1199 West Pender Street
Vancouver, BC, Canada	V6E 2R1
(Address of principal executive offices)	(Zip Code)

(604) 331-9326
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Loan Agreements

On November 30, 2007, Canyon Copper Corp. (the “Company”) entered into amendments to its loan agreements dated September 12, 2006 and September 11, 2006, respectively, with Aton Ventures Fund Ltd. (“AVF”) and Asset Protection Fund Ltd. (“APF”) (together the “Lenders”) whereby the Lenders loaned $500,000 to the Company. Under the terms of the amendment agreements, AVF agreed to extend the maturity date of its loan to January 12, 2009 and APF agreed to extend the maturity date of its loan to January 11, 2009.

The above summary is qualified in its entirety by reference to the full text of the amended loan agreements and promissory notes, copies of which are filed as exhibits 10.1, 10.2, 10.3, and 10.4 to this Current Report on Form 8K and incorporated herein by reference.

Management Agreements

On December 1, 2007, the Company entered into a management consulting agreement with Anthony R. Harvey, the Chief Executive Officer, Chairman and a director of the Company, and ARH Management Ltd. (“ARH”). Under the terms of the agreement, ARH is to be paid a consulting fee of CDN $5,000 per month, in consideration of which ARH will provide the consulting services of Mr. Harvey to the Company. Mr. Harvey may be granted, subject to the approval of the Company’s Board, incentive stock options to purchase shares of the Company’s common stock in such amounts and at such times as the Board, in its absolute discretion, may from time to time determine. The term of the agreement is for a period expiring at the close of business on November 30, 2009, unless otherwise terminated pursuant to the terms of the agreement or extended by the Board.

On December 1, 2007, the Company entered into a management consulting agreement with Benjamin Ainsworth, the President, Secretary and a director of the Company, and Ainsworth-Jenkins Holdings Inc. (“AJ Holdings”). Under the terms of the agreement, AJ Holdings is to be paid a consulting fee of CDN $5,000 per month, in consideration of which AJ Holdings will provide the consulting services of Mr. Ainsworth to the Company. Mr. Ainsworth may be granted, subject to the approval of the Company’s Board, incentive stock options to purchase shares of the Company’s common stock in such amounts and at such times as the Board, in its absolute discretion, may from time to time determine. The term of the agreement is for a period expiring at the close of business on November 30, 2009, unless otherwise terminated pursuant to the terms of the agreement or extended by the Board.

The above summary is qualified in its entirety by reference to the full text of the management consultant agreements, copies of which are filed as exhibits 10.5 and 10.6 to this Current Report on Form 8K and incorporated herein by reference.

2007 Stock Incentive Plan

Effective December 3, 2007, the Board of Directors of the Company adopted the Company’s 2007 Stock Incentive Plan (the "2007 Stock Incentive Plan"). The purpose of the 2007 Stock Incentive Plan is to enhance the long-term stockholder value of the Company by offering opportunities to directors, officers, employees and eligible consultants of the Company (“Participants”) to acquire and maintain stock ownership in the Company in order to give these persons the opportunity to participate in the Company's growth and success, and to encourage them to remain in the service of the Company.

A total of 7,000,000 shares of the Company’s common stock are available for issuance under the Plan. However, the maximum aggregate number of shares of the Company’s common stock that may be optioned and sold under the Plan will increase effective on the first day of each of the Company’s fiscal quarters by an amount equal to the lesser of:

(a)	10% of the total increase in the number of shares of common stock outstanding during the previous fiscal quarter; or

(b)	such lesser number of shares of common stock as may be determined by the Company’s Board of Directors.

The Plan provides for the grant of incentive stock options and non-qualified stock options. Incentive stock options granted under the Plan are those intended to qualify as “incentive stock options” as defined under Section 422 of the Internal Revenue Code. However, in order to qualify as “incentive stock options” under Section 422 of the Internal Revenue Code, the Plan must be approved by the stockholders of the Company within 12 months of its adoption. The Plan has not been approved by the Company’s stockholders. Non-qualified stock options granted under the Plan are option grants that do not qualify as incentive stock options under Section 422 of the Internal Revenue Code.

The above description of the 2007 Stock Incentive Plan does not purport to be complete, and is qualified in its entirety by reference to the full text of the 2007 Stock Incentive Plan, which is attached as Exhibit 10.7 to this Current Report on Form 8-K and is incorporated by reference herein.

SECTION 5 – REGISTRARNT’S BUSINESS AND OPERATIONS

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

The details of the management consulting agreements are described under Item 1.01 of this Current Report on Form 8-K.

SECTION 7 – REGULATION FD

ITEM 7.01	REGULATION FD DISCLOSURE.

Grant of Options under the 2007 Stock Incentive Plan

On December 3, 2007, the Company issued non-qualified stock options to purchase a total of 2,875,000 shares of common stock to various employees, officers, directors and consultants of the Company pursuant to the Plan. Each of the options was granted with an exercise price of $0.25 per share. Included in the option grants were the following options, issued to the Company’s officers and directors:

	Total	Exercise
	Number of Shares	Price
Name	Subject to Options	Per Share	Expiration Date

Anthony R. Harvey CEO, Chairman & Director	500,000	$0.25	December 2, 2012

Benjamin Ainsworth President, Secretary & Director	500,000	$0.25	December 2, 2012

Kurt Bordian Chief Financial Officer	500,000	$0.25	December 2, 2012

Bryan Wilson Director	200,000	$0.25	December 2, 2012

John Carlesso Director	200,000	$0.25	December 2, 2012

Milton Datsopoulos Director	300,000	$0.25	December 2, 2012

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit Number	Description of Exhibit

10.1	Third Amendment to Loan Agreement dated November 30, 2007 between Canyon Copper Corp. and Aton Ventures Fund Ltd.

10.2	Third Amendment to Loan Agreement dated November 30, 2007 between Canyon Copper Corp. and Asset Protection Fund Ltd.

10.3	Convertible Promissory Note dated November 30, 2007 between Canyon Copper Corp. and Aton Ventures Fund Ltd.

10.4	Convertible Promissory Note dated November 30, 2007 between Canyon Copper Corp. and Asset Protection Fund Ltd.

10.5	Management Consulting Agreement dated December 1, 2007 among Canyon Copper Corp., ARH Management Ltd. and Anthony R. Harvey.

10.6	Management Consulting Agreement dated December 1, 2007 among Canyon Copper Corp., Ainsworth-Jenkins Holdings Inc. and Benjamin Ainsworth.

10.7	2007 Stock Incentive Plan.

10.8	Form of Non-Qualified Stock Option Agreement between Canyon Copper Corp. and Directors and Officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANYON COPPER CORP.

Date: December 6, 2007
	By:	/s/ Kurt Bordian

KURT BORDIAN
Chief Financial Officer